SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 31, 2015

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

(Exact name of registrant as specified in its charter)

Colorado	333-01173	84-0467907
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

8515 East Orchard Road, Greenwood Village, Colorado	80111
(Address of principal executive offices)	(Zip Code)

(303) 737-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Great-West Life & Annuity Insurance Company (the “Registrant” or the “Company”) filed a Form 8-K (the “Original Report”) on July 7, 2015 announcing that Andra Bolotin had been appointed as the Registrant’s Senior Vice President and Chief Financial Officer effective July 1, 2015.

This Amendment No. 1 to the Original Report is being filed on Form 8-K/A for the purpose of disclosing the terms of Ms. Bolotin’s subsequently approved compensation arrangement.

ITEM 5.02                                    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Ms. Bolotin’s initial base salary will be $400,000 and she will have an annual bonus target of $850,000.  She will be eligible to participate in the Company’s Share Unit Plan for Senior Executives and the Great-West Lifeco Inc. Stock Option Plan.  Further information on the above referenced plans is set out in the Company’s 2013 and 2011 Form 10-Ks.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 3, 2015
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

	By:	/s/ Richard G. Schultz
Name: Richard G. Schultz
Title: Senior Vice President, General Counsel and Secretary